UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023 (December 11, 2023)

VERDE BIO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54524	30-0678378
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices) (Zip Code)

(972) 217-4080

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	VBHI	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Stockholders and other interested parties are urged to read the Merger Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Terms and Effects

On December 11, 2023, Verde Bio Holdings, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SensaSure Technologies, Inc., a Nevada corporation (together with its successors, “Parent”), and Formation Minerals Inc., a Nevada corporation and a wholly-owned subsidiary of the Parent (“Merger Sub”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), the Company will merge with and into the Merger Sub (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Merger Sub continuing as the surviving corporation in the Merger and as a wholly-owned subsidiary of the Parent. In the Merger, all of the issued and outstanding capital stock of the Company immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist in exchange for the right for the Company Stockholders to receive the Merger Consideration Shares (as defined herein).

Merger Consideration

In consideration for the Merger, the Company stockholders shall be entitled to receive from the Parent, shares of capital stock of the Parent based upon the exchange ratios set forth in the Merger Agreement (collectively, the “Merger Consideration Shares”).

Representations and Warranties

The Merger Agreement contains a number of representations and warranties by each of the Company, the Parent and the Merger Sub, as of the date of the Merger Agreement and as of the date of the Closing. Many of the representations and warranties are qualified by materiality or by either Company Material Adverse Effect or Parent Material Adverse Effect. “Company Material Adverse Effect” as used in the Merger Agreement means any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) would, or would reasonably be expected to, prevent or delay past the Termination Date the ability of the Company to consummate the Transactions. “Parent Material Adverse Effect” as used in the Merger Agreement means any Effect that would, or would reasonably be expected to, prevent or materially impede or materially delay, or prevents or materially impedes or materially delays, the consummation by Parent or Merger Sub of the Transactions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by the Company, the Parent, and the Merger Sub are customary for transactions similar to the Transactions.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its reasonable best efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms (the “Interim Period”), including (1) the provision of access to their properties, books and personnel; (2) the operation of Company’s business in the ordinary course of business; (3) the Company’s public filings; (4) notifications of certain breaches, consent requirements or other matters; (5) efforts to consummate the Closing and obtain third party and regulatory approvals; (6) further assurances; (7) public statements and (8) confidentiality. Each party also agreed during the Interim Period not to solicit or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such inquiries, proposals, offers or requests for information. If the Company’s board of directors determines that an unsolicited Acquisition Proposal  constitutes a Company Board Recommendation Change it may, subject to giving the Parent an opportunity to propose revisions to the Merger Agreement which would cause such Company Board Recommendation Change to no longer constitute a Company Board Recommendation Change, cause the Company to terminate the Merger Agreement in order to enter into a definitive agreement relating to such Company Board Recommendation Change.

Promptly after the execution of the Merger Agreement the Company will prepare (with Parent’s reasonable cooperation) and file as promptly as practicable, and in any event within 20 Business Days after the date of the Merger Agreement, with the U.S. Securities and Exchange Commission (the “SEC”), a preliminary proxy statement to be sent to the Company stockholders in connection with a special meeting of Company stockholders (the proxy statement, including any amendments or supplements, the “Proxy Statement”) for the purpose of soliciting proxies from Company stockholders for the matters to be acted upon at such Company stockholder meeting and providing the Company stockholders an opportunity in accordance with the Company’s charter and bylaws to have their shares of Company capital stock redeemed in conjunction with the stockholder vote, which shall include a joint registration statement (the “Registration Statement”) relating to the registration under the Securities Act of 1933, as amended, of the Merger Consideration Shares.

The parties also agreed to take all necessary action, so that effective at the Closing, the Parent’s board of directors (the “Post-Closing Parent Board”) will consist of up to five individuals.  Effective as of the closing of the Merger Agreement, the parties shall take all necessary action to designate and appoint to the Post-Closing Parent Board, at least two persons designated by the Company prior to the Closing, at least one of whom shall be required to qualify as an “independent director” (as defined under Nasdaq rules).

Survival

The representations and warranties of the parties terminate as of and do not survive the Closing. The covenants and agreements of the parties shall not survive the Closing, except those covenants and agreements to be performed after the Closing which covenants and agreements shall survive until fully performed.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

•receipt of the Company Stockholder approval of the Transactions;

•receipt of the Merger Sub’s stockholder written consent approving the Transactions;

•expiration of any applicable waiting period under any antitrust laws;

•receipt of requisite consents from governmental authorities to consummate the Transactions, and receipt of specified requisite consents from other third parties to consummate the Transactions;

•the absence of any law or order that would prohibit the consummation of the Merger or other transactions contemplated by the Merger Agreement;

•the members of the Post-Closing Company Board shall have been elected or appointed as of the Closing;

•the effectiveness of the Proxy Statement, and, if applicable, the Registration Statement shall have been declared effective by the SEC; and

•the issuance by the Parent to the Parent Advisor, 23,110,000 shares of Restricted Parent Capital Stock.

Unless waived by the Parent, the obligations of the Parent and Merger Sub to consummate the Merger are subject to the satisfaction of the following additional conditions, in addition to customary certificates and other closing deliverables:

•the representations and warranties of the Company being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Parent Material Adverse Effect);

•the Company having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing; and

•absence of any Company Material Adverse Effect with respect to the Company, taken as a whole, since the date of the Merger Agreement which is continuing and uncured.

 Unless waived by the Company, the obligations of the Company to consummate the Merger are subject to the satisfaction of the following additional conditions:

•the representations and warranties of the Parent and Merger Sub being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Company Material Adverse Effect);

•Parent and Merger Sub each having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing;

•absence of any Parent Material Adverse Effect with respect to Parent or Merger Sub, taken as a whole, since the date of the Merger Agreement which is continuing and uncured;

•Parent being in compliance in all material respects with the reporting requirements applicable to it under the Exchange Act immediately prior to the Closing;

•Parent having amended its Articles of Incorporation as set forth in the Merger Agreement to reflect, among other modifications to accommodate the Merger Consideration and the transactions contemplated thereby, an increase in authorized Parent Capital Stock together with a standard form of blank check preferred stock;

•the Bylaws of the Parent shall have been amended to, among other matters, provide for the size, structure and composition of the Post-Closing Parent Board as reasonably satisfactory to the Company and the Parent; and

•Parent’s common stock shall not have been suspended from trading as a result of a delisting from Nasdaq and shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

•by mutual written consent of the Company and Parent;

•by either Parent or the Company if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger, except that the right to terminate the Merger Agreement will not be available if the terminating party’s material breach of any provision of the Merger Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;

•by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m., Eastern Standard time, on February 1, 2024 (such time and date as it may be extended by mutual written agreement of the Parent and the Company), it being understood that the right to terminate the Merger Agreement will not be available if the terminating party’s material breach of any provision of the Merger Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;

•by Parent, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth in the Merger Agreement, except that if such breach is capable of being cured by the Termination Date, Parent will not be entitled to terminate the Merger Agreement prior to the delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate the Merger Agreement pursuant to the Merger Agreement and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that Parent will not be entitled to terminate the Merger Agreement (i) if such breach has been cured prior to termination or (ii) if Parent itself is in breach of any provision of the Merger Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in the Merger Agreement;

•by Parent, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change, as defined in the Merger Agreement; or

•by the Company, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth the Merger Agreement, except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate the Merger Agreement prior to the delivery by the Company to Parent of written notice of such breach, stating the Company’s intention to terminate the Merger Agreement and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that the Company will not be entitled to terminate the Merger Agreement (i) if such breach has been cured prior to termination or (ii) if the Company itself is in breach of any provision of the Merger Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in the Merger Agreement.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, fees and expenses, termination, waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any willful breach of the Merger Agreement prior to such termination.

Governing Law and Arbitration

The Merger Agreement is all disputes or controversies arising out of or relating to the Merger Agreement or the transactions contemplated thereby shall be governed by, and construed in accordance with, the internal laws of the

State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company Stockholders’ public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, the Parent intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company (the “Proxy/Registration Statement”), and that also will constitute a prospectus with respect to shares of Parent’s common stock to be issued in the proposed transaction. Before making any voting or investment decision, investors and security holders of the Parent and the Company and other interested parties are urged to read the Proxy/Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transaction and the parties to the transaction. Investors and security holders may obtain free copies of the preliminary Proxy/Registration Statement and definitive Proxy/Registration Statement (when available) and other documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Parent will be available by contacting the Parent by email at info@pcgadvisory.com. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.verdebh.com/financial-information/sec-filings or by contacting the Company by email at ir@verdebh.com.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, the Company’s expectations with respect to the proposed Merger between the Company, Parent and Merger Sub, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company, Parent and Merger Sub’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the failure to obtain any applicable regulatory approvals required to consummate the business combination; (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against the Company, the Parent or the Merger Sub following the announcement of the proposed business combination, (x) the ability to maintain the listing of the Parent’s securities on the OTC prior to the business combination, (xi) the risk that the Company is not able to maintain and enhance its brand and reputation in its marketplace, adversely affecting the Company’s business, financial condition and results of operations, (xii) the risk that periods of rapid growth and expansion could place a significant strain on the Company’s resources, including its employee base, which could negatively impact the Company’s operating results; (xiii) the risk that Company may never achieve or sustain profitability; (xiv) the risk that Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xv) the risk that the post-combination company’s securities will not be approved for listing on OTC or if approved, maintain the listing and (xvi) other risks and uncertainties indicated from time to time in the proxy statement and/or prospectus to be filed relating to the business combination. There may be additional risks that the Company does not know or that Company currently believes to be immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of the Parent’s Annual Report on Form 10-K filed for the year ended April 30, 2023 filed with the SEC on August 14, 2023 and subsequent periodic reports filed by the Company with the SEC, the Registration Statement and other documents filed or to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither the Company, nor Parent assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither the Parent, nor the Merger Sub gives any assurance that either the Parent or the Merger Sub, or the combined company, will achieve its expectations.

Participants in the Solicitation

The Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of the Company with respect to the transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended April 30, 2023 filed with the SEC on August 2, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement and/or prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release (the “Press Release”) announcing the entry into the Merger Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 11, 2023, by and among Verde Bio Holdings, Inc., SensaSure Technologies, Inc., and Formation Minerals, Inc.
99.1	Press Release, dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verde Bio Holdings, Inc.

Date: December 15, 2023	By:	/s/ Scott Cox
	Name:	Scott Cox
	Title:	Chief Executive Officer